SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    June 7, 2000


                                 OSTEOTECH, INC.
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             (Exact name of registrant as specified in its charter)



      Delaware                        0-19278                13-3357370
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(State or other jurisdiction  (Commission file Number)  (IRS Identification No.)
of incorporation)


              51 James Way, Eatontown, New Jersey       07724
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           (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code  (732) 542-2800


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          (Former name or former address, if changed since last report)
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                              Item 5. Other Events


On June 7, 2000, Osteotech, Inc. announced that it had entered into an exclusive five-year processing agreement with Bone Bank Allografts ("BBA") of San Antonio, Texas. BBA, which is an accredited tissue bank by the American Association of Tissue Banks, coordinates the procurement and distribution of allograft bone tissue nationally, with a focus in the South. BBA was organized in 1991 by Joe and D'Lynn Mims.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  June 13, 2000

                                                   OSTEOTECH, INC.
                                               --------------------------------
                                                    (Registrant)


                                         By:   /s/ Michael J. Jeffries
                                               --------------------------------
                                               MICHAEL J. JEFFRIES
                                               Executive Vice President,
                                               Chief Financial Officer
                                              (Principal Financial Officer
                                               and Principal Accounting Officer)